Exhibit 10.2


                          SECOND AMENDMENT TO TERM LOAN
                              AND CREDIT AGREEMENT


THIS SECOND AMENDMENT dated to be effective as of May 28, 1999, is between LA CANASTA OF MINNESOTA, INC. (the "Borrower") and NORWEST BANK MINNESOTA, NATIONAL ASSSOCIATION (the "Bank").

BACKGROUND

The Borrower and the Bank entered into a Term Loan and Credit Agreement dated June 24, 1998, which was amended by a First Amendment dated March 5, 1999 (as amended, the "Agreement"), pursuant to which the Bank extended to the Borrower a
(i) a $1,200,000.00 conditional revolving line of credit; and (ii) a $1,293,352.84 term loan.

In consideration of the premises, the Bank and the Borrower agree that the Agreement is hereby amended as of the date of this Second Amendment as follows:

1. Section 1.23 of the Agreement is hereby deleted in its entirety and restated as follows:

        "1.23 "Termination Date" shall mean August 31, 1999."

2. The Borrower hereby represents and warrants to the Bank as follows:

              A. The Agreement, as amended by this Second Amendment, constitutes valid, legal and binding obligations owed by the Borrower to the Bank, subject to no counterclaim, defense, offset, abatement or recoupment.

              B. As of the date first written above, (i) all of the representations and warranties contained in the Agreement are true, and (ii) there exists no event of default described in the Agreement, nor does there exist any event which, with the giving of notice or the passage of time, or both, could become such an event of default.

              C. The execution, delivery and performance of this Second Amendment by the Borrower are within its corporate powers, have been duly authorized, and are not in contravention of law or the terms of the Borrower's Articles of Incorporation or By-laws, or of any undertaking to which the Borrower is a party or by which it is bound.

3. Except as expressly modified by this Second Amendment, the Agreement remains unchanged and in full force and effect.

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Second Amendment to be effective as of the date and year first above written.

Dated:  June 22, 1999

LA CANASTA OF                       NORWEST BANK MINNESOTA,
MINNESOTA, INC.                      NATIONAL ASSOCIATION

By: /s/ A. Merrill Ayers            By: /s/ Paul G. Rebholz

Its: Senior Vice President and CFO  Its: Vice President

                                 ACKNOWLEDGMENT

Sparta Foods, Inc. hereby consents to the foregoing Second Amendment and acknowledges that its guaranty dated June 24, 1998 remains in full force and effect.

June 22, 1999                    SPARTA FOODS, INC.


                                 By: /s/ A. Merrill Ayers
                                 Its: Senior Vice President and CFO